UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 13, 2005
                        (Date of earliest event reported)

                          21ST CENTURY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)

            Florida                      0-2500111               65-0248866
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

       3661 West Oakland Park Blvd., Suite 300
                Lauderdale Lakes, FL                           33311
------------------------------------------------------   ------------------
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (954) 581-9993

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 13, 2005, 21st Century Holding Company (the "Company") issued a press release to report that its subsidiary, Federated National Insurance Company, had received approximately 2,100 claims reported to date for damages sustained in Florida from Hurricane Katrina. The Company amended its earnings guidance to $2.40 per share for calendar year 2005 and issued guidance of approximately $4.00 per share for calendar year 2006. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      99.1 21st Century Holding Company Press Release, dated September 13, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        21ST CENTURY HOLDING COMPANY


Date: September 14, 2005                By:  /s/ Richard A. Widdicombe
                                            ------------------------------------
                                        Name:    Richard A. Widdicombe
                                        Title:   Chief Executive Officer
                                                (Principal Executive Officer)


Date: September 14, 2005                By:  /s/ James Gordon Jennings, III
                                            ------------------------------------
                                        Name:    James Gordon Jennings, III
                                        Title:   Chief Financial Officer
                                                (Principal Accounting and
                                                 Financial Officer)

                                 EXHIBIT INDEX

Exhibit No.      Exhibit Title
-----------      --------------
99.1             21st Century Holding Company Press Release, dated
                 September 13, 2005.